Kensington Active Advantage Fund
Schedule of Investments
March 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 75.4%	Shares	Value
BNY Mellon Global Infrastructure Income ETF	68,712	$3,060,432
Freedom 100 Emerging Markets ETF	8,116	443,539
Invesco S&P International Developed Momentum ETF (a)	11,171	612,618
iShares 5-10 Year Investment Grade Corporate Bond ETF (a)	52,464	2,792,134
iShares Broad USD High Yield Corporate Bond ETF (a)	144,667	5,329,532
iShares Core High Dividend ETF (a)	23,739	3,221,857
iShares J.P. Morgan EM High Yield Bond ETF (a)	56,603	2,229,026
iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	16,462	1,546,276
Janus Henderson AAA CLO ETF (a)	164,986	8,310,345
John Hancock High Yield ETF	25,281	640,755
State Street SPDR Portfolio S&P 500 Value ETF (a)	41,880	2,369,570
Vanguard S&P 500 ETF	8,450	5,049,298
Vanguard Total Stock Market ETF (a)	38,539	12,363,697
TOTAL EXCHANGE TRADED FUNDS (Cost $46,827,729)		47,969,079

OPEN-END FUNDS - 22.4%	Shares	Value
Manning & Napier High Yield Bond Series - Class Z	814,618	7,763,309
Victory Pioneer Strategic Income Fund - Class K	662,589	6,453,619
TOTAL OPEN-END FUNDS (Cost $14,319,532)		14,216,928

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 44.6%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (b)	28,387,053	28,387,053
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $28,387,053)		28,387,053

TOTAL INVESTMENTS - 142.4% (Cost $89,534,314)		90,573,060
Money Market Deposit Account - 1.2% (c)		744,152
Liabilities in Excess of Other Assets - (43.6)%		(27,707,413)
TOTAL NET ASSETS - 100.0%		$63,609,799

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $28,121,871.
(b)	The rate shown represents the 7-day annualized yield as of March 31, 2026.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 3.45%.

Kensington Active Advantage Fund
Schedule of Futures Contracts
March 31, 2026 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Nasdaq 100 Index	12	06/18/2026	$5,739,600	$(263,560)
Net Unrealized Appreciation (Depreciation)		$ –	$–	$(263,560)

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Kensington Active Advantage Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$47,969,079	$–	$–	$47,969,079
Open-End Funds	14,216,928	–	–	14,216,928
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	28,387,053
Total Investments	$62,186,007	$–	$–	$90,573,060

Liabilities:
Other Financial Instruments:
Futures Contracts *	$(263,560)	$–	$–	$(263,560)
Total Other Financial Instruments	$(263,560)	$–	$–	$(263,560)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of March 31, 2026.

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $28,387,053 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.